AETNA SERIES FUND, INC.
              AETNA PRINCIPAL PROTECTION FUND I

              Supplement dated August 17, 1999

THE INFORMATION IN THIS SUPPLEMENT FOR AETNA SERIES FUND, INC. AMENDS THE INFORMATION CONTAINED IN THE AETNA PRINCIPAL PROTECTION FUND I STATEMENT OF ADDITIONAL INFORMATION ("STATEMENT") DATED AUGUST 1, 1999. THIS SUPPLEMENT SHOULD BE READ WITH THE STATEMENT.

Effective August 1, 1999, the last sentence in the section entitled "Additional Restrictions on the Use of Futures Contracts" and the entire section entitled "Interest Rate Swap Transactions" on page 5 of the Statement of Additional Information is deleted.


The following replaces the first chart in the section entitled "Distributions and Shareholder Servicing Arrangements - Other Payments to Securities Dealers" on page 15 of the Statement:

When you invest this amount                                     Amount of sales charge typically reallowed to dealers as a percentage of offering price
Under $50,000                                                                                4.00%
$50,000 or more, but under $100,000                                                          3.75
$100,000 or more, but under $250,000                                                         3.00
$250,000 or more, but under $500,000                                                         2.00
$500,000 or more, but under $1,000,000                                                       1.50


The following replaces the section entitled "Purchase and Redemption of Shares - Contingent Deferred Sales Charge" on page 17 of the Statement:

Certain Class A shares and all Class B shares are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on Class A shares purchased more than two years prior to the redemption.






                                                                 August 1999